UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report January 11, 2019

ECOTEK 360, INC

Nevada	000-52047	11-3746201
State of Incorporation	Commission File No.	I.R.S. Tax ID:

50 Division Street, Suite 501, Somerville, NJ, 08876

Address, including zip code, of principal executive offices

Registrant's telephone number, including area code: 973-390-0072

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Potential persons who are to respond to the collection of information contained 1 of 22 in this form are not required to respond unless the form displays a currently SEC 873 (09-17) valid OMB control number.

SECTION 5 Corporate Governance and Management

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The addition of Mr. Deep Shah as Chief Technology Officer of ECO CHAIN 360, Inc a majority owned subsidiary of ECO TEK 360, Inc.

SECTION 9 Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits.

	(a)	Financial statements of businesses acquired.

	(b)	Pro forma financial information.

	(c)	Shell company transactions.

	(d)	Exhibits.

Exhibit 10.1		Employment Contract

Exhibit 10.2		Services Contract

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTEK 360, INC (Registrant)

Date: January 11, 2019	By:	/s/ CHRIS H GIORDANO
Chris H Giordano
President

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